UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    October 20, 2010

CAPSALUS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-146744

Nevada	333-146744	88-0338837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2675 Paces Ferry Road
 Suite 100
 Atlanta, GA 30339
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (888) 400-7179

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Section 2-Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 20, 2010, the registrant executed an irrevocable Subscription Agreement for the purchase of 200,000 Class B Preferred Units (the “Units”) of Wish Upon A Hero, LLC, a Delaware limited liability company (“WISH”), for an aggregate consideration of  $400,000 payable $100,000 upon execution of the Subscription Agreement and $100,000 on or before each of the following dates: November 20,2010, December 20, 2010 and January 20, 2011. The registrant was also granted an option to purchase an additional 100,000 Units for an aggregate consideration of $200,000 payable $100,000 on or before February 20, 2011 and $100,000 on or before March 20, 2011. Upon completion of the purchase the registrant will own 22% of Wish or 30% if it exercises its option in full.

WISH, based in Voorhees, N.J., was conceived by marketing executive Dave Girgenti, who was moved to make a positive contribution to society following the 9/11 attacks. In response, he founded the innovative online network, allowing an ever-growing community of "wishers" to post their personal needs online while other community members -- "heroes" -- respond to grant the wishes. Harnessing the power of social networks with people's innate desire to help others, Girgenti has created the "Facebook of philanthropy," pioneering a new breed of one-to-one giving he terms "social helping." He has received national acclaim for his efforts, including being named a "Person of the Week" by ABC News.

Section 3-Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

In connection with the purchase of the WISH Units ( see Item 2.01 above), the registrant granted Non-Qualified Stock Options to Dave Girgenti, the President of WISH, to purchase up to 8,000,000 shares of the registrants common stock at an exercise price of $.05 per share. Options to acquire 2,000,000 shares vests immediately with an additional 3,000,000 shares vesting upon WISH cumulating gross revenues of $5,000,000 on or before October 20, 2012 and an additional 3,000,000 shares when WISH cumulates $10,000,000 in gross revenues on or before October 20 2012.  All vested options will expire on October 20, 2020.

The securities were granted without registration based upon an exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

 On October 26, 2010, the registrant issued a press release related to its investment in WISH. A copy of the news release is attached as Exhibit 99.1 hereto and incorporated herein by reference. This disclosure does not constitute an offer to sell, or the solicitation to buy, any such security.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

10.15	Subscription Agreement between the registrant and Wish Upon A Hero, LLC

99.1	News Release dated October 26, 2010

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Mach One Corporation
Date: October 27, 2010	By:	/s/ Steven M. Grubner
Steven M. Grubner President

EXHIBIT INDEX

Exhibit Number	Description
10.15	Subscription Agreement between the registrant and Wish Upon A Hero, LLC

99.1	News Release dated October 26, 2010